UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Dynavax Technologies Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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This Schedule 14A filing consists of the following presentation distributed by Dynavax Technologies Corporation (the “Company”) to its stockholders in connection with the Company’s 2025 Annual Meeting of Stockholders. The presentation was first used or made available on May 12, 2025.

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Dynavax’s Strategy Offers a Superior Path for D elivering Stockholder Value Investor Presentation: May 2025 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Disclaimer © Copyright DYNAVAX 2025 2 | About Dynavax Dynavax is a commercial - stage biopharmaceutical company developing and commercializing innovative vaccines to help protect the w orld against infectious diseases. The Company has two commercial products, HEPLISAV - B® vaccine hepatitis B Vaccine (Recombinant), Adjuvanted, which is approved in the U.S., the European Union and the United Kingdom for t he prevention of infection caused by all known subtypes of hepatitis B virus in adults 18 years of age and older, and CpG 1018® adjuvant, currently used in HEPLISAV - B and multiple adjuvanted COVID - 19 vaccines. For more information abou t our marketed products and development pipeline, visit www.dynavax.com. Forward - Looking Statements This presentation contains “forward - looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amen ded, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to a number of risks and uncertainties. All statements that are not historical facts are forward - looking statements. Forward - looking stateme nts can generally be identified by the use of words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “will,” “may,” “plan,” “potential,” “seek,” “would” and similar expressions, or the negatives thereof, or th ey may use future dates. Forward - looking statements made in this document include statements regarding the Company’s submission of a declassification proposal at its 2025 Annual Meeting, expected contributions from newly appointed d ire ctors, expectations regarding delivering value for our stockholders, our future growth, market share, expected product revenue and long - term performance . Actual results may differ materially from those set forth in this presentat ion due to the risks and uncertainties inherent in our business, including, the risk that circumstances surrounding or leading up to our 2025 Annual Meeting may change, risks relating to our ability to commercialize and supply HE PLI SAV - B, and risks related to the implementation of our long - term growth objectives, as well as other risks detailed in the “Risk Factors” section of our Quarterly Report on Form 10 - Q for the three months ended March 31, 2025 and any pe riodic filings made thereafter, as well as discussions of potential risks, uncertainties and other important factors in our other filings with the U.S. Securities and Exchange Commission. These forward - looking statements are made as of t he date hereof, are qualified in their entirety by this cautionary statement and we undertake no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes availab le. Information on Dynavax’s website at www.dynavax.com is not incorporated by reference in our current periodic reports with the SEC. Important Additional Information and Where to Find It On April 17, 2025, the Company filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and form of accompa nyi ng GOLD proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2025 Annual Meeting and its solicitation of proxies for the Company’s director nominees and for other matters to be voted on . The Company may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2025 Annual Meeting. This presentation is not a substitute for any proxy statement or other document that the Company has fi led or may file with the SEC in connection with any solicitation by the Company. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, ACCOMPANYING GOLD PROXY CARD AND OTHER RELEVANT DOCUMENTS FI LED WITH, OR FURNISHED TO, THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a copy of the Proxy Statement, accompany ing GOLD proxy card, any amendments or supplements to the Proxy Statement and any other relevant documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.dynavax.com/sec - filings. Certain Information Regarding Participants This presentation is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings t hat may be made with the SEC. The Company, its directors, its director nominees and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies for the 2025 Annual Meeting. Information regard ing the names of such persons and their respective direct or indirect interests in the Company, by securities holdings or otherwise, is available in the Proxy Statement, which was filed with the SEC on April 17, 2025, including in the sec tions captioned “Compensation Discussion and Analysis,” “Summary Compensation Table,” “Grants of Plan Based Awards,” “Outstanding Equity Awards at Fiscal Year End,” “Pay Ratio Disclosure,” “Director Compensation,” “Certain Tran sac tions,” “Security Ownership of Certain Beneficial Owners and Management,” and “Supplemental Information Regarding Participants in the Solicitation.” To the extent that the Company’s directors and executive officers ha ve acquired or disposed of securities holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Ownership of Securities on Form 4 or Initial Sta tem ents of Beneficial Ownership of Securities on Form 3 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Dynavax is Delivering Superior Value for Stockholders 3 | Following Our Successful Pivot, Dynavax is Delivering for Stockholders • Management and the Board transformed Dynavax from a struggling biotech company into a powerful commercial - stage vaccine company with an industry - leading profitable vaccine, a promising pipeline, and a strong foundation for growth • Dynavax delivered 203% total return to stockholders over the last five years while vaccine peers returned 9% and the S&P Biotechnology Select Industry Index (XBI) declined 17% over the same period (as of 17 - Apr - 2025 definitive proxy filing) • HEPLISAV - B is now the market - leading hepatitis B vaccine with $268M of revenue in 2024 and 44% U.S. market share as of year - end 2024 • Dynavax drove a successful business development strategy during the pandemic establishing a global portfolio of CpG 1018 adjuvant commercial supply agreements supporting the development of COVID - 19 vaccines, which generated >$950M in net product revenue from 2020 to 2022 • The Board and Management apply a disciplined approach to capital allocation pursuing attractive internal and corporate development opportunities including our Phase II Shingles vaccine candidate, which has the potential to disrupt a $4.2B market • As a result of our successful efforts, Dynavax ended 2024 with a cash balance of $714 million, and is one of the few vaccine companies that has returned meaningful capital to stockholders 1 This is the Optimal Board to Drive our Value Creation Potential Deep Track’s Plan Threatens Growth and Puts Future Stockholder Value at Risk • Our transformation succeeded due to the differentiated backgrounds of our directors , including deep vaccine development and commercialization experience, strong backgrounds in business development, finance and capital markets, human capital manageme nt, operations and public Board and executive leadership • The Board has been thoughtfully and meaningfully refreshed since 2020 in order to support our strategic pivot and balance the Board with the right mix of skills and experience needed for our evolving business • We have continued to strengthen accountability and oversight by implementing a declassification of the Board • Deep Track insists that Dynavax immediately return all available cash to stockholders, abandon portfolio diversification, and position itself as a single - asset company. This would jeopardize our long - term growth prospects in exchange for a near - term payoff at con siderably lower value • If Deep Track truly wanted to fix the Company, they are five years too late. Without the economic engine we have built, we would not have the cash balance or market leading asset and pipeline for Deep Track to target. They are trying to make us a victim of o ur own success • Dynavax repeatedly sought a reasonable compromise to avoid the distractions of a contested election, offering four different settlement proposals over a three - month period, all of which were summarily rejected • Deep Track is uncompromising in its demand to add its fund principal to the Board, control the Board by the 2026 annual meeting and engage in an outsized repurchase that endangers long - term growth 2 3 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx 4 | Following Our Successful Pivot, Dynavax is Delivering for Stockholders

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx z 5 | © Copyright DYNAVAX 2025 Re - focused Strategy from Immuno - Oncology to Commercial Vaccine Business Leaned into HEPLISAV - B Commercialization and Drove Record CpG - 1018 Adjuvant Sales While Peers Stuttered Amid Pandemic Prioritized HEPLISAV - B Execution, Exploration of Development, Pipeline and Capital Returns 2019 and Prior 2020 - 2022 2023 Onward Dynavax Successfully Pivoted from a Struggling Biotech with an Immuno - Oncology Business … Source: Market data as of the filing date of our definitive proxy statement, 17 - Apr - 2025 1 Total stockholder return from 23 - May - 19, the date that DVAX announced its strategic pivot , to 17 - Apr - 2025, the date of Dynavax’s definitive proxy filing . 2 Based on net HEPLISAV - B revenues, not quantity of doses administered. 1 23 - May - 19 Announced strategic refocus on vaccine business / HEPLISAV - B, and strategic alternatives for I - O portfolio 16 - Dec - 19 Appointed Ryan Spen c er as CEO 01 - Mar - 21 Appointed Kelly MacDonald as CFO 08 - Jan - 24 Achieved first full quarter of HEPLISAV - B profitability 22 - Feb - 24 HEPLISAV - B achieved #1 market share for first full year (42% in FY23) 2 21 - Oct - 21 Appointed Scott Myers as Board Chairman 04 - Aug - 22 Reported record earnings inc l. $223M in CpG sales (+471% YoY) and $33M in HEPLISAV - B sales (+139% YoY) 17 - Apr - 25 Dynava x f iled definitive proxy Apr - 2025 Stock Price Performance $ 6.35 (100)% (50)% 0% 50% 100% 150% 200% 250 % May-2019 May-2020 May-2021 May-2022 May-2023 May-2024 $ 10.31 62.4% (7.2)% S&P Biotechnology Select Industry Index (XBI)

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx HEPLISAV - B Has Quickly Overtaken Incumbent Market Leader GSK’s ENGERIX - B Vaccine 2 Doses in 1 Month x v s. 3 doses in 6 months for ENGERIX - B vs. 81% for ENGERIX - B Launched : Feb. 2018 x 95%+ Protection after 1 month Record Annual Revenue in 2024 $268M Revenue CAGR 1 (2020 to 2024) ~65% 2020 → 2024 Market Share Growth 2 44% 26% HEPLISAV - B V accine Annual Net Product Revenue ($M) 6 | © Copyright DYNAVAX 2025 Source: Dynavax internal data , FactSet 1 Reflects CAGR for net HEPLISAV - B product sales from FY 2020 to FY 2024. 2 Market share data are for Q4 of each year and do not reflect interim periods. … Transforming into a Powerful Commercial - Stage Vaccine Company with More Room to Grow 36 62 126 213 268 0 50 100 150 200 250 300 2020 2021 2022 2023 2024 Achieved record annual HEPLISAV - B revenue in 2024 of $268M ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx © Copyright DYNAVAX 2025 We Didn’t Merely Survive Through the Pandemic – We Thrived Our Operations Have Delivered Significant and Positive Cash Flow Our Proprietary Adjuvant 1 (CpG 1018) Allowed Us To: 1 Drive Successful Business Development Strategy Dynavax generated >$950M in net product revenue from 2020 - 2022 (related to COVID - 19) from our CpG 1018 adjuvant, generating significant cash ($165M at YE 2020 vs. $624M at YE 2022) Launch and Grow HEPLISAV - B into the U.S. market - leading hepatitis B vaccine 2 (Plague Vaccine) 7 | $ 165 $ 546 $ 624 $ 742 $ 714 $0 $150 $300 $450 $600 $750 $900 2020 2021 2022 2023 2024 Cash and Equivalents ($M) 1 An adjuvant is a pharmacological or immunological substance that is combined with a specific protein (antigen) in a vaccine t o h elp stimulate an immune response against the antigen. 2 Net of $100mm in cash and cash equivalents returned to stockholders via accelerate share repurchase program executed in Novem be r 2024. While many companies were reducing their workforces during the pandemic, we invested in our field sales team, which lay the groundwork for our rapid market growth following ACIP’s recommendation for universal adult vaccinations against hepatitis B in April 2022 2 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx z Opportunity: CpG 1018 adjuvant may improve Shingles vaccine tolerability while maintaining efficacy due to ability to generate high levels of CD4+ T cell responses Next Milestone: Phase 2 Topline data Q3 2025 Z We Are Progressing a Promising Clinical Vaccine Pipeline Powered by our Differentiated CpG Adjuvant © Copyright DYNAVAX 2025 Source: Factset; Wall Street Research 8 | Shingles Plague Feb 21, 2025 TD Cowen “We think the data demonstrates that Dynavax has a viable candidate that could offer a better tolerability profile and capture a meaningful portion of this multibillion - dollar market” Opportunity: CpG 1018 adjuvant with rF1V plague vaccine may improve the durability of protection with fewer doses administered over a shorter time period Next Milestone: Initiate Phase 2 trial in partnership with U.S. DoD in Q3 2025 Shingles vaccine represents opportunity to disrupt a large global market (Shingrix: ~$4.2B net sales in ’24) CpG 1018 drives differentiated efficacy in our proprietary vaccine HEPLISAV - B and our pipeline candidates Z Pandemic Influenza Z Lyme Disease Opportunity: CpG 1018 in an adjuvanted pandemic influenza vaccine to support global pandemic preparedness and response efforts Next Milestone: Initiate Phase 1/2 trial in Q2 2025 Opportunity: Investigational multivalent protein subunit vaccine adjuvanted with CpG 1018 to amplify immune response and improve durability Next Milestone: Initiate clinical development in 2027 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx We Have a Strong Foundation for Growth Which Should Not Be Undervalued Invest in Our Innovative Pipeline and Commercial Opportunities Our CpG 1018 adjuvant – the backbone of our emerging pipeline – has the potential to provide a more tolerable vaccine for shingles, develop a plague vaccine in partnership with the US Department of Defense, and drive differentiated efficacy and improved product profiles in our Pandemic Influenza and Lyme Disease programs Protect and Build on Our Success of HEPLISAV - B Leverage our foundational commercial asset through growth and further gains in market share We expect to achieve at least 60% total United States market share by 2030 Leverage Our Proven Superior Commercialization Capability With HEPLISAV - B, Dynavax has demonstrated its ability to develop and commercialize effective vaccine candidates and compete effectively against established legacy products in the U.S. market © Copyright DYNAVAX 2025 9 |

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx (7.2)% (100)% (50)% 0% 50% 100% 150% 200% 250 % May-2019 May-2020 May-2021 May-2022 May-2023 May-2024 62.4 % Source: Market data as of the filing date of our definitive proxy statement, 17 - Apr - 2025 1 Total stockholder return from 23 - May - 19, the date that DVAX announced its strategic pivot , to 17 - Apr - 2 025 , the date Dynavax filed its definitive proxy. 2 From FY 2020 to FY 2024. 3 From FY 2020 to FY 2024. 3 Net operating income from FY 2020 to FY 2024. 4 From YE 2020 to YE 2024 . 5 Based on 3 - month average at time of authorization. Our Strategy and Execution A re Increasingly Driving Substantial Stockholder Value DVAX stock has returned +62% vs. XBI (7)% S&P Biotechnology Select Industry Index (XBI) 10 | 62% total stockholder return 1 ~65% HEPLISAV - B revenue CAGR 2 $300M+ of net income generated 3 $550M+ growth in cash and cash equivalents 4 $200M share repurchase program (~15% of market cap) 5 x x x x x 23 - May - 19 Announced strategic refocus on vaccine business / HEPLISAV - B launch 17 - Apr - 25 Dynavax f iled d efinitive proxy Since Our Strategic Pivot, Dynavax Has Generated Over $900 Million of Stockholder Value… … As Demonstrated By Our © Copyright DYNAVAX 2025 * from strategic pivot until definitive proxy filing * 1 Apr - 2025 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Analysts Have High Confidence In Management’s Ability to Execute and Focus on HEPLISAV - B… © Copyright DYNAVAX 2025 Nov 8, 2024 Citizens JMP ” We continue to be fans of the company’s best - in - class hepatitis B preventive vaccine , HEPLISAV - B, Dynavax’s progress to become cash - flow positive, and the potential for additional value creation by a team that has demonstrated it can “get it done ” Nov 7, 2024 William Blair ” [HEPLISAV - B] continues to show over 20% year - over - year growth , and management reiterated both near - and long - term guidance for the franchise, now expecting total market opportunity of over $900M in 2030. We continue to believe growth of the HEPLISAV - B franchise, potentially reaching over $550M annually, will drive upside to current share prices ” Feb 21, 2025 Citizens JMP “A key recent topic is Dynavax’s capital allocation strategy given the company’s strong balance sheet… Management has clearly been stringent in its evaluation, given no assets have been acquired to date… We believe the results of the Phase II shingles trial will better inform the near - term capital allocation strategy in gaining a better sense of the next steps and development path for the program, and therefore the potential range of R&D capital needed” Confident in Management’s Ability to Execute as Evidenced By HEPLISAV - B Excited About Upside Potential of Growing HEPLISAV - B Franchise Supportive of Management’s Disciplined Capital Allocation Strategy Source: Select Wall Street Research 11 |

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx … And Are Excited About Dynavax’s Promising Internal Clinical Pipeline and Value Creation Opportunities © Copyright DYNAVAX 2025 Nov 21, 2024 TD Cowen “The [Phase 2 Shingles] results demonstrate proof of concept, suggesting the vaccine is safe, potentially effective, with the possibility for reduced post - injection reactions compared to market - leader Shingrix… Dynavax has a viable candidate that could offer a better tolerability profile and capture a meaningful portion of this multibillion - dollar market ” Feb 21, 2025 William Blair ” The company’s strong balance sheet and cash - flow - positive HEPLISAV - B business will continue to support the exploration of novel CpG 1018 based vaccines in the company’s pipeline and potential external business development opportunities . This has allowed the company to explore the use of CpG 1018 in additional vaccines as it seeks to build out a vaccine pipeline” Feb 21, 2025 TD C owen ” Dynavax has established a number of collaborations around the novel adjuvant in HEPLISAV, CpG 1018, to explore its utility in enhancing the efficacy of other vaccines … Dynavax’s commercial COVID - 19 vaccine supply agreements generated $588MM in CpG 1018 revenue during 2022. These agreements highlight the potential long - term value that CpG could bring if it is incorporated into successful vaccines” Opportunity for Differentiated Shingles Vaccine in Multi - Billion - Dollar Market Pipeline Powered by Innovative CpG 1018 Adjuvant Clinically Proven Adjuvant Enables Potential for Long - Term Value Creation Source: Select Wall Street Research 12 |

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Both Internal and External Innovation Will B e Integral to Long Term Success © Copyright DYNAVAX 2025 S ource: Dynavax internal data and company estimates 1 In April 2022, the CDC’s ACIP expanded its recommendations for hepatitis B vaccination to include all adults aged 19 - 59 and adu lts aged 60+ with risk factors for hepatitis B. 2 Dynavax’s internal R&D candidates include, but are not limited to, novel shingles, plague, pandemic influenza, and Lyme disea se vaccine programs While HEPLISAV - B Has Been Highly Successful, Long - term Platform Diversification Will Be Key to Sustaining Growth Total Addressable Market : $615M In April 2022, the CDC’s ACIP announced new universal adult recommendation for hepatitis B vaccination 1 Internal R&D Shingles, Plague, Pandemic Flu, Lyme Disease 2 $36M 2030 2020 Corporate Development 2024 $ 268 M Expect double - digit CAGR for HEPLISAV - B net product sales through 2030 Total addressable hepatitis B market opportunity is expected to crest in 2030 13 | Total Addressable Market: $900M+ Substantial long - term opportunity in hepatitis B due to ongoing penetration of U.S. adult market and continued gains in market share Revenue:

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Identify Strategic Opportunities to Accelerate Growth • Continue disciplined allocation of capital aligned with corporate strategy to deliver long - term value through internal and external innovation • Explore external opportunities with high synergy assets in vaccines, or other modalities in infectious diseases, to further leverage our expertise and capabilities Our Strategy Drive Growth in HEPLISAV - B • Achieve at least 60% total U.S. market share by 2030 • Maximize total addressable market focused on top retailers and IDNs based on the ACIP Universal Recommendation • Leverage foundational commercial asset to support company growth and pipeline development Advance Differentiated Vaccine Pipeline • Deliver on our innovative and diversified pipeline leveraging CpG 1018® adjuvant with proven antigens • Build adult vaccine portfolio of best - in - class products • Advance innovative pre - clinical and discovery efforts leveraging collaborations 1 2 3 4 Opportunistically Return Capital to Stockholders • C ontinue to evaluate landscape and opportunistically deliver capital to stockholders through share repurchase program to maximize value for stockholders 14 | We Have a Clear Path to Create Even Greater Value © Copyright DYNAVAX 2025

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx 15 | © Copyright DYNAVAX 2025 Our Differentiated Expertise and Capabilities Will Enable Us to Succeed Superior Technology 1 Scalability 3 Fully Integrated Platform 2 Well - developed, proven capabilities in R&D, regulatory, manufacturing and commercialization Our pipeline can leverage the expertise and capabilities we developed to support HEPLISAV - B Proven, innovative adjuvant technology with a well - defined MOA and clinical profile — which is foundational to our ability to drive differentiated safety and efficacy among potential targets We Are Well Positioned for Success as a Commercial Stage Biotech Company A Diversified Commercial Portfolio + Robust Pipeline B Low - Cost Capital & Efficient Allocation Multiple commercial products provide a diversified revenue stream, which when supplemented by a robust pipeline, enable sustained, long - term growth Low - cost, certain capital enables a company to bring additional products to market in cost - effective way How to Succeed in Biotech ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx 16 | Foundational Principles of Corporate Finance Underpin our Capital Allocation Framework © Copyright DYNAVAX 2025 Our thoughtful and deliberate approach to capital allocation has enabled successful execution of our long - term strategy “Corporate Finance 101” 1 Invest in assets and projects that yield the greatest rate of return 2 Choose a financing mix that maximizes the value of the investments made 3 If there are not enough investments that earn a satisfactory rate, return the cash to stockholders Our Capital Allocation Framework • Drive sustained growth in HEPLISAV - B • Progress our organic R&D portfolio leveraging CpG 1018 — Vaccine efficacy studies cost ~$200mm+ to run • Systematically prioritize and evaluate late - stage assets that leverage our unique capabilities — Precedent Ph. 2 - 3 upfront costs range ~$200 - $300mm+ • Maintain capital at lowest possible cost to bring products to market • Current balance sheet cash allows ability to fund internal pipeline and strengthens competitive advantage in corporate development • Convertible debt offers most efficient cost of capital and flexibility — Current leverage is considered low/moderate relative to peer group • Opportunistically return capital to shareholders through buybacks – as we had already begun to do before this contest even began – when internal and external opportunities do not offer attractive returns • Focus on driving shareholder value through fundamental value creation leveraging our core technology / competencies S ource: Dynavax internal data and company estimates ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx 53% 97% 60% 98% 82% 100% 3% 36% 2% 47% 4% 18% Dynavax Technologies Novavax Bavarian Nordic Valneva Emergent BioSolutions Vaxcyte We Are One of the Few Vaccine Companies to Return Meaningful Capital to Stockholders Uses of Capital 1 (2020 – 2024) | $ in millions 203% (69)% 9% 11% (93)% 92% 5 Last 5 Years TSR 3 R&D Share Repurchase M&A S ource: FactSet; Market data as of 17 - Apr - 2025 1 Uses of capital does not include CapEx and SG&A expenses. 2 Reflects full execution of the $200M share repurchase program. 3 Total stockholder return as of 17 - Apr - 2025. 4 Vaccine Peers comprised of Bavarian Nordic, Emergent BioSolutions, Novavax, Valneva, and Vaxcyte. 5 Vaxcyte TSR from IPO on 12 - Jun - 2020 to 17 - Apr - 2025. © Copyright DYNAVAX 2025 17 | DVAX stock has returned +203% TSR over the Last Five Years 3 vs. S&P Biotechnology Select Industry Index (XBI) - 17% and Vaccine Peer Median +9% 4 2

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx 18 | Investing in Growth and Opportunistic Capital Return are n ot Mutually Exclusive Investing in Attractive Opportunities Opportunistically Returning Capital to Stockholders & Drive Growth in HEPLISAV - B Advance Differentiated Vaccine Pipeline Identify Strategic Opportunities to Accelerate Growth Achieve at least 60% total U.S. market share by 2030 Shingles, Plague, Pandemic Flu and Lyme Disease programs in development Leverage our unique capabilities and expertise Authorized $200M share repurchase program in connection with strategic business updates in Nov 2024 1 2 3 4 Dynavax’s Strategy is Delivering Value for Stockholders The best path forward is to leverage our proven ability to develop and commercialize market - leading vaccines while opportunistically returning capital to stockholders ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx This is the Optimal Board to Drive our Value Creation Potential 19 |

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx P Highly Successful Commercialization of a Market - Leading Vaccine: HEPLISAV - B is now the market share leader in the hepatitis B US adult vaccine market and generated $268M in net product revenue in 2024 P Development of an Innovative, Differentiated Pipeline: This includes our Phase 2 shingles vaccine candidate that could disrupt a $4.2B market and a plague vaccine program in partnership with the US Department of Defense P Successful Business Development Strategy During Pandemic: Established a global portfolio of CpG 1018 adjuvant commercial supply agreements supporting the development of COVID - 19 vaccines, which generated >$950M in product revenue from 2020 to 2022 P Disciplined Capital Returns: Announced authorization of $200M share repurchase program in November 2024 P Strengthened Accountability: Proactively refreshed the Board, with 6 of 8 independent directors at the 2025 annual meeting appointed since 2020. We are also implementing a phased board declassification to further bolster accountability to stockholders The Dynavax Board Has Delivered for Stockholders 20 | Since the strategic pivot, the Board has overseen: © Copyright DYNAVAX 2025 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx 2019 2020 2021 2022 2023 2024 2025 Ryan Spencer Brent MacGregor Peter Paradiso Scott Myers Elaine Sun Emilio Emini Lauren Silvernail Daniel Kisner Francis Cano # of Director Retirements Each Year – – – – Board Size Post - AGM 8 7 9 11 10 9 9 Proactive Board Refreshment Has Been Key to Our Success 21 | Since 2020, the Board has strategically refreshed 75% of its independent directors , ensuring Dynavax has the right mix of skillsets and experiences to sustain its trajectory © Copyright DYNAVAX 2025 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Daniel Kisner Compensation Committee Lauren Silvernail • 30+ years of experience leading finance, commercialization, and business development functions across the biomedical and pharmaceutical industries as an executive and director • Deep expertise across capital markets, mergers and acquisitions, and business and strategy development Brent MacGregor • ~25 years of commercial experience in the vaccine industry spanning continents, including as Global Head of Novartis Influenza Vaccines and SVP, Global Commercial Operations of Seqirus • Extensive experience in commercial operations, sales and marketing, public policy, business development, and capital markets Emilio Emini, Ph.D. • 40+ years of executive and academic experience in biopharmaceuticals, including as CEO of the Bill & Melinda Gates Medical Research Institute, SVP of Vaccine R&D at Wyeth/Pfizer, SVP of Research at Merck Research Laboratories, and member of the National Preparedness Advisory Committee, an advisory board to the Secretary of HHS • Has led the development of anti - infectious disease vaccines, including vaccines for human papillomavirus and rotavirus, and the first highly active antiretroviral therapies for HIV Ryan Spencer Chief Executive Officer • ~20 - years of escalating senior executive experience at Dynavax • Held senior leadership positions across every function of the Company • Project leader for the launch & commercialization of HEPLISAV - B Scott Myers Independent Chair • 30+ years of expertise in global pharmaceutical and medical technology industries as a CEO and Chairman • Successfully developed and commercialized many pharmaceutical products on multiple continents • Multiple public company exits through outright sales and asset sales Peter Paradiso • 30+ years of vaccine strategic planning and development expertise as an executive and researcher, as well as vaccine consultant • Former VP of New Business & Scientific Affairs for Pfizer Vaccines, and vast experience in pneumococcal conjugate vaccine development, including Prevnar 13 • Liaison member of the CDC’s Advisory Committee on Immunization Practices (ACIP) Elaine Sun • 30+ years of experience in investment banking and life sciences industries, including CFO of Halozyme Therapeutics and SutroVax ( Vaxcyte ) • Has played a key role in a broad range of transactions including mergers, acquisitions and financings valued in excess of $50B • ~40 years of experience with larger, complex organizations as well as significant experience with corporate transactions • F ormer VP of Pharmaceutical Development at Abbott Laboratories and Former VP of Clinical Research at SmithKline Beckman Pharmaceuticals • Has invested in multiple venture - backed life sciences companies, and served on multiple public company Boards Dynavax’s Board is Fit - for - Purpose… © Copyright DYNAVAX 2025 Up for Election Incumbent Director Francis Cano , Ph.D. • 30+ years of experience as a vaccine expert, with significant operational and financial experience • Developed HibTITER to prevent meningitis in infants through conjugate technology • Chief scientist to develop Prevnar to protect against otitis media in children and pneumonia in adults Appointed in Oct - 2021 Appointed in Feb - 2025 Appointed in Sep - 2020 Appointed in Feb - 2025 Appointed in Dec - 2021 Appointed in Jul - 2010 Appointed in Jul - 2020 Appointed in Nov - 2009 Appointed in Dec - 2019 22 | Nominating and Corporate Governance Committee Audit Committee Chair* Chair* Chair * Committee appointment to be effective following Annual Meeting. * Board Highlights ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Scott Myers (Chairman) Ryan Spencer (CEO) Francis Cano Emilio Emini Daniel Kisner Brent MacGregor Peter Paradiso Lauren Silvernail Elaine Sun Total Extensive Industry Knowledge P P P P P P P P P 9 / 9 Vaccine Experience (R&D, Sales, Marketing) P P P P P P P 7 / 9 Operational / Commercial Experience P P P P P P P P P 9 / 9 Clinical Development P P P P P 5 / 9 Business Development / M&A Experience P P P P P P P P 8 / 9 Finance/Capital Allocation P P P P P P P P 8 / 9 Public Company C - Suite Experience P P P P P P 6 / 9 Public Health/Government P P 2 / 9 Other Public Company Board Experience P P P P P P 6 / 9 …With the Right Skills and Experiences to Continue Driving Long - Term Value for All Stockholders © Copyright DYNAVAX 2025 23 |

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Lauren Silvernail Independent Director Elaine Sun Independent Director Brent MacGregor Independent Director Scott Myers Independent Chair Replacing Any of Our Directors With Deep Track Nominees Would Remove Vital Expertise from Our Board 24 | Mr. Myers brings over three decades of expertise in the global pharmaceutical and medical technology industries as a life sciences executive and Board chairperson Ms. Sun brings significant corporate finance, M&A and capital markets expertise in life sciences, enhancing our Board’s oversight of financial and business development matters Mr. MacGregor brings extensive experience as a global pharmaceuticals executive to our Board, including significant experience as a vaccine executive Ms. Silvernail brings substantial corporate finance, M&A, capital markets, and business development expertise through experience as an executive and Board member in the life sciences industry © Copyright DYNAVAX 2025 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Deep Track’s Plan Threatens Growth and Puts Future Stockholder Value at Risk 25 |

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Deep Track’s One - Dimensional “Plan” Threatens Stockholder Value © Copyright DYNAVAX 2025 Our Strategy Deep Track’s “Plan” 26 | Monetize HEPLISAV - B exclusively for capital return by over - levering the Company with high - cost debt Shutter efforts to accelerate growth with internal and external opportunities Return all cash to stockholders Drive growth in HEPLISAV - B Advance differentiated vaccine pipeline using core technology Identify strategic opportunities to accelerate growth leveraging our fully integrated business platform Opportunistically return capital to stockholders 1 2 3 4 Deep Track’s one - dimensional plan to strip - mine Dynavax jeopardizes our significant long - term growth opportunities in exchange for a near - term payoff at considerably lower value ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx O Monetize HEPLISAV - B exclusively for capital return by over - levering the Company with high - cost debt Increases risk to single - product company and asset in highly competitive landscape and challenging macro environment O Shutter efforts to accelerate growth with internal and external opportunities Underutilizes Dynavax’s core capabilities to bring important medicines/vaccines to patients where we already have a successful track record O Return all cash to stockholders Starves our pipeline of investment capital and increases the risk profile of the Company If Deep Track Truly Wanted to Fix the Company, It is Five Years Too Late 27 | Deep Track’s “Plan” Consequences © Copyright DYNAVAX 2025 But Deep Track is not here to fix the Company. It is pursuing a singular short - term agenda to benefit Deep Track at the expense of other stockholders.

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx 203% 0% 100% 200% 300% 400% 500% 600 % Apr-2020 Apr-2021 Apr-2022 Apr-2023 Apr-2024 Apr-2025 Indexed TSR 203% (17)% 9 % Dynavax S&P Biotechnology Select Industry Index (XBI) Vaccine Peers 145% 21% 68 % Dynavax S&P Biotechnology Select Industry Index (XBI) Vaccine Peers 28 | An honest analysis clearly demonstrates we have outperformed the market and our peers over an extended period Deep Track Distorts the Facts to Fit its Narrative About Our Performance © Copyright DYNAVAX 2025 Five - Year Total Stockholder Return 1 Source: FactSet; Market data as of 17 - Apr - 2025 1 Total stockholder return as of 17 - Apr - 2025. 2 Vaccine Peers comprised of Bavarian Nordic, Emergent BioSolutions, Novavax, Valneva, and Vaxcyte; Vaxcyte TSR from IPO on 12 - Jun - 2020 to pricing date, 17 - Apr - 2025. • Intentionally leverages a temporary spike in our share price in late October 2021, driven by momentum from COVID - 19 related CpG - 1018 sales, to focus on an unflattering 3 - year lookback • Uses this deceptive analysis to attack the tenure of our Chairman, who happened to be appointed to the Board on Oct. 21, 2021 Deep Track claims a TSR start date of Oct. 24, 2024 (its amended 13D filing), which: 5 - year TSR Through 16 - Sep - 2024 (Initial Deep Track 13D Filing) 5 - year TSR Through 17 - Apr - 2025 (DEFC14 Filing Date) 2 2 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx © Copyright DYNAVAX 2025 Deep Track’s Distortions Don’t Stop There (1/3) 29 | Deep Track claims our strategic pivot was “never - before - identified” Deep Track Investor Presentation – page 20 filed May 5, 2025 But the pivot Deep Track now claims is fabricated… … was clearly identified in SEC filings six years ago Source: https://www.sec.gov/Archives/edgar/data/1029142/00011931251 9155528/d753694d8k.htm Item 2.05 Costs Associated with Exit or Disposal Activities. On May 23, 2019, Dynavax Technologies Corporation (the ” Company “) announced a strategic organizational restructuring, to principally align its operations around its vaccine business and significantly curtail further investment in its immuno - oncology business . The Company also announced a reduction of its workforce by 82 positions, or approximately 37% of U.S. - based personnel. The Company expects the restructuring to be completed by year end. Total Stockholder Return Since Pivot 1 Source: FactSet; Market data as of 17 - Apr - 2025 1 Total stockholder return from 23 - May - 19, the date that DVAX announced its strategic pivot, to 17 - Apr - 2025, the date of Dynavax’s definitive proxy filing. 2 Vaccine Peers comprised of Bavarian Nordic, Emergent BioSolutions, Novavax, Valneva, and Vaxcyte; Vaxcyte TSR from IPO on 12 - Jun - 2020 to pricing date, 17 - A pr - 2025. 2 62% (7)% (2)% Dynavax S&P 500 Biotechnology Select Industry Index (XBI) Vaccine Peers

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx 0% 100% 200% 300% 400% 1-Jan-21 1-Jan-22 1-Jan-23 1-Jan-24 31-Dec-24 187% 1 © Copyright DYNAVAX 2025 Deep Track’s Distortions Don’t Stop There (2/3) 30 | Using the same time period for both the revenue and the TSR data tells a much different, if less convenient, story A deceptively - labelled TSR chart starts in October 2021 – nine months after the HEPLISAV - B revenue data to which Deep Track compares it Deep Track Investor Presentation – page 20 filed May 5, 2025 Blatant dishonesty is no foundation for a compelling argument Full Year October Source: FactSet; Market data as of 17 - Apr - 2025 1 Total stockholder return from 01 - Jan - 21, the first day of 2021, to 31 - Dec - 2024, the last day of 2024.

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx © Copyright DYNAVAX 2025 Deep Track’s Distortions Don’t Stop There (3/3) 31 | 15% of 8% is 1.2% of total CEO compensation. There is no undue pressure here 10% Base Salary CEO 2024 Compensation 8% Target Bonus 2024 Corporate Goals 45% Drive HEPLISAV - B Growth 20% Advance our existing pipeline (Sales, Market share growth) 15% Advance business development and corporate development focus 10% Maintain a strong financial position (Adj. EBITDA, Free Cash Flow) 10% Continue to strengthen the organizations capabilities and culture 35% Performance Share Units (PSUs) 22% Stock Options 25% Restricted Stock Units (RSUs) 100% 3 - year Relative Total Stockholder Return Claims 15% of management compensation is tied to “sourcing external opportunities”, unduly pressuring management to pursue inorganic growth Deep Track Investor Presentation – page 47 filed May 5, 2025 Even Deep Track’s math, like its critique, is off by orders of magnitude ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx © Copyright DYNAVAX 2025 Correcting Deep Track’s False and Misleading Claims (1/2) Dynavax’s management team is distracted and insufficiently focused on growing HEPLISAV - B HEPLISAV - B became the #1 adult hepatitis B vaccine in the US in 2024, overtaking an incumbent market leader (GSK) and generating record net product revenue of $268.4M, a 26% year - over - year increase HEPLISAV - B revenue has grown at a 65% compound annual growth rate since 2020 These results would not have been possible without disciplined focus on maximizing our HEPLISAV - B opportunity The Board (and Chairman Myers in particular) are pressuring management to deploy cash in ‘empire building’ acquisitions, with nothing to show for it Our external business development efforts resulted in >$950M in net product revenue from 2020 - 2022 through the establishment of a global portfolio of CpG 1018 adjuvant commercial supply agreements supporting the development of COVID - 19 vaccines. Our promising clinical vaccine pipeline is focused on products where our CpG 1018 adjuvant could drive improved, differentiated efficacy Deep Track misconstrues prudent capital allocation with idleness. The Board and Chairman have an extensive track record of successful portfolio management, including selling many companies, and have been disciplined in evaluating opportunities that would benefit from our core competitive advantages Dynavax’s $200M share buyback was reactive to Deep Track’s demands Dynavax announced a $200M share repurchase program in November 2024 following the decision to discontinue development of our TDAP - 1018 program based on results of a long - term Phase 1 extension study that did not demonstrate a differentiated profile that we believed would be successful commercially The Board has been regularly assessing when and whether to return capital to stockholders for the past 2 years. Dynavax’s commercial execution efforts, financial position and commitment to achieving profitability afforded us the capacity to return cash to shareholders at that point through the repurchase program This is a prime example of the Board’s balanced approach to capital allocation and opportunistic return of capital as the projected capital requirements of our investment opportunities evolve The Reality Deep Track’s Claims 32 |

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx © Copyright DYNAVAX 2025 Correcting Deep Track’s False and Misleading Claims (2/2) Dynavax should have used cash to pay down its convertible debt rather than refinance it in March 2025 The Board believed driving growth in HEPLISAV - B, advancing our vaccine pipeline, and pursuing strategic opportunities to accelerate growth were a superior use of capital than retiring the convertible notes The exchange lowered our cost of capital, achieved attractive refinancing at favorable terms (50bps lower coupon vs. 2026 notes; ~$5 increase in conversion price) and opportunistically reduced shares outstanding Dynavax maintains a very modest leverage profile compared to commercial - stage peers, and debt remains at the low end of the range (gross and net debt as % of market cap) The Board is not interested in a constructive resolution and has adopted aggressive defense tactics such as the appointment of two ‘hand - picked’ directors Dynavax has proactively and extensively refreshed the Board since our strategic pivot in 2019. Our most recent search process began in August 2024, prior to Deep Track’s initial 13D in September, and our two newest directors, Mr. Emini and Ms. Silvernail, possess vaccine expertise and financial experience that are critical to the company’s present needs Deep Track first indicated its intent to replace directors in mid - November 2024 and only shared the names of its candidates in January 2025; the Board nonetheless conducted thorough interviews of these candidates and made sincere attempts to reach a settlement with offers that included the appointment of as many as two of Deep Track’s independent nominees At the 2025 annual meeting, Dynavax has proposed to begin declassifying the board and allow the shareholder rights plan to expire, providing shareholders with an unfettered vote on our current strategy Deep Track has been willing to compromise Deep Track has been inflexible in its demands to keep Dynavax as a single product company and strip it of its cash. This assigns zero value to the core competence we have built, increases business risk and destroys our ability to create future value All of Deep Track’s settlement offers other than their last one would have afforded Deep Track the ability to obtain majority turnover on the board at 2026 meeting. They made very clear that was the framework they were working towards, and they were only willing to forego the ability to achieve majority turnover by 2026 with their last proposal which required the addi tio n of their principal to the Board committed the Board to an outsized share repurchase in connection with the settlement Dynavax has repeatedly sought a reasonable compromise, but we cannot endorse Deep Track’s value destructive agenda The Reality Deep Track’s Claims 33 |

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx 34 | Dynavax Proposal #1 (1/22) Deep Track Counter Proposal (1/22) Dynavax Proposal #2 (1/25) Deep Track Response (1/27) Dynavax Response (1/28) Deep Track Counter Proposal (1/29) Dynavax Proposal #3 (1/30) New Directors Two Directors Emini (2027) Santel (2026) Two Directors Erkman (2025) Santel (2025) Three Directors Emini (2026) Silvernail (2027) Santel (2027) Deep Track sent an email to Dynavax asking whether settlement negotiations were over Dynavax sent an email to Deep Track explaining that the Board rejected Deep Track’s 1/22 counter proposal, but expressed the Board’s continued openness to a negotiated solution One Director Santel (2025) One Director Santel (2025) Number of Incumbent Directors Stepping Down One Director 2025 Annual Meeting Two Directors 2025 Annual Meeting Two or Three Directors Prior to 2026 Annual Meeting Three Directors Two announced on 1/27 and one incremental “to keep total at nine” Three Directors Two announced on 1/27 and one incremental Standstill Length 2 years No Standstill Agreement 1 year No Standstill Agreement 1 year Other - • Remove Rights Plan • Immediate declassification Allow Rights Plan to expire at the 2025 Annual Meeting • Increase Share Repurchase Program from $200M to $400M • Remove Rights Plan • Immediate declassification • No commitment to increase the Share Repurchase Program • Allow Rights Plan to expire at the 2025 Annual Meeting • Phased declassification as announced on 1/27 Responses Immediately rejected by Deep Track Dynavax viewed as unconstructive because it insisted in greater representation and new conditions Immediately rejected by Deep Track and insisted on each of its prior terms Responded with proposal on 1/30 No response from Deep Track until its nomination notice on 2/18 We Worked Diligently and Sincerely to Negotiate a Peaceful Resolution…(1/2) Privileged and Confidential In 4 different settlement proposals over a 3 - month period we offered meaningful Board refreshment which would not compromise the Company’s long - term prospects Deep Track insisted it have direct Board representation now, and be unrestricted in its path to control the Board and/or continue to push for an outsized share repurchase ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Deep Track insisted it have direct Board representation now, and be unrestricted in its path to control the Board and/or continue to push for an outsized share repurchase Dynavax Proposal #4 (3/12) Deep Track Counter Proposal (3/20) Dynavax Response (3/20) Deep Track Response (3/22) Deep Track Counter Proposal (4/10) Dynavax Response (4/12) Deep Track Counter Proposal (4/17) Dynavax Response 4/25 New Directors Two Directors Santel (2025) Farrow or Mullette (2025) Three Directors Erkman (2025) 2 Other Deep Track Nominees (2025) Dynavax sent an email to Deep Track rejecting the 3/20 counter proposal but remains willing to engage with Deep Track in negotiating a constructive solution Deep Track sent an email to Dynavax that they were at an impasse and that Deep Track would be moving forward with a proxy contest Two Directors Santel (2027 / 2028) Erkman (2027 / 2028) Dynavax reiterated its prior 3/12 offer (i.e. Proposal #4) Two Directors Santel (2027) Erkman (2026) Dynavax reiterated its prior 3/12 offer (i.e. Proposal #4) Number of Incumbent Directors Stepping Down Two Directors Two incremental to two announced on 1/27 Three Directors Myers and two incremental to two announced on 1/27 Two Directors Two incremental to two announced on 1/27 Two Directors Kisner and Cano immediately Standstill Length 1 year No Timeframe Specified No Standstill Agreement 2 years Other - - • Rebalance directors into three classes of three directors in each class • Removed stipulation on share repurchase • Removed demand for Scott to step down • Increase Share Repurchase Program another $200M ($100M in ASR) • Santel to be added to the NomGov committee, Erkman to the Compensation Committee • Erkman must be renominated at the 2026 annual meeting • Deep Track ability to acquire 20% of the company Responses Deep Track required Mr. Erkman’s appointment and commitment to increase Share Repurchase Program Responded on 3/20 Responded on 4/12 Responded on 4/25 35 | We Worked Diligently and Sincerely to Negotiate a Peaceful Resolution…(2/2) Privileged and Confidential In 4 different settlement proposals over a 3 - month period we offered meaningful Board refreshment which would not compromise the Company’s long - term prospects ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Deep Track immediately rejected our proposal and insisted in greater representation and new conditions Deep Track immediately rejected our proposal and insisted on each of their prior terms …But Deep Track Would Not Negotiate in Good Faith (1/3) © Copyright DYNAVAX 2025 36 | DVAX 1 st Proposal (1/22) • Appointment of 2 new independent directors (including 1 Deep Track nominee) • Retirement of 1 incumbent director • 2 - year standstill agreement 1 (+) improvement in offered terms vs. prior offer ( - ) worsening of offered terms vs. prior offer Deep Track Counterproposal (1/22) • Appointment of 2 Deep Track nominees (including Brett Erkman ) • Retirement of 2 incumbent directors • No standstill agreement • Immediate Board declassification (new condition) • Removal of stockholder rights plan (new condition) 1 DVAX 2 nd Proposal (1/25) • Appointment of 3 new independent directors • (including 1 Deep Track nominee) (+) • Retirement of 2 - 3 incumbent directors (+) • 1 - year standstill agreement (+) • Allow Rights Plan to expire at the 2025 Annual Meeting (+) 2 Deep Track Response (1/25) • Same terms as previous counterproposal 2 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Deep Track presented a counteroffer with terms far worse than any of their prior counteroffers and introduced new conditions again (i.e. suddenly demanding the resignation of our Board Chair) Deep Track introduced new conditions that were not part of the discussions before, reneged on previously introduced conditions, and then we nt silent until their nomination notice on 2/18 …But Deep Track Would Not Negotiate in Good Faith (2/3) © Copyright DYNAVAX 2025 37 | DVAX 3 rd Proposal (1/30) • Appointment of 1 nominee independent from Deep Track (Donald Santel) (+) • Retirement of 3 incumbent directors (+) • 1 - year standstill agreement • Allow Rights Plan to expire at the 2025 Annual Meeting 3 (+) improvement in offered terms vs. prior offer ( - ) worsening of offered terms vs. prior offer Deep Track Counterproposal (1/29) • Appointment of 1 Deep Track nominee (Donald Santel) (+) (no longer requesting Brett Erkman ) • Retirement of 3 incumbent directors ( - ) • No standstill agreement • Immediate Board declassification • Removal of stockholder rights plan • Increase share repurchase program from $200mm to $400mm (new condition) 3 DVAX 4 th Proposal (3/12) • Appointment of 2 of Deep Track’s independent nominees • Retirement of 2 incumbent directors • 1 - year standstill agreement 4 Deep Track Counterproposal (3/20) • Appointment of 3 Deep Track nominees (including Brett Erkman ) ( - ) • Retirement of 2 incumbent directors ( - ) • Additional retirement of Board Chair ( - ) • No timeframe specified for standstill ( - ) 4 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Deep Track continued to insist on the appointment of Brett Erkman and failed to offer an appropriate standstill …But Deep Track Would Not Negotiate in Good Faith (3/3) © Copyright DYNAVAX 2025 38 | DVAX 5 th Proposal (1/30) – Same as 4 th Proposal • Appointment of 2 independent Deep Track nominees • Retirement of 2 incumbent directors • 1 - year standstill agreement 5 (+) improvement in offered terms vs. prior offer ( - ) worsening of offered terms vs. prior offer Deep Track Counterproposal (4/10) • Appointment of 2 Deep Track nominees (including Brett Erkman ) ( - ) • Retirement of 2 incumbent directors (+) • No standstill agreement ( - ) • Reclassify the Board and split directors into three classes (+) • No request for Chair to step down (+) • No share repurchase stipulation (+) 5 Deep Track continued to insist on the appointment of Brett Erkman and reinstated their demand for an increased share buyback DVAX 6 th Proposal (4/25) – Same as 4 th Proposal • Appointment of 2 independent Deep Track nominees • Retirement of 2 incumbent directors • 1 - year standstill agreement 6 Deep Track Counterproposal (4/17) • Appointment of 2 Deep Track nominees (including Brett Erkman ) • Retirement of 2 incumbent directors • 2 - year standstill agreement (+) • Donald to be added to Nominating and Corporate Governance Committee ( - ) • Brett to be added to the Compensation Committee and renominated by the company at the 2026 AGM ( - ) • Increase share repurchase program another $200M ($100M in immediate ASR) ( - ) 6 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Deep Track’s Campaign Would Remove Proven Strategic Leadership at a Critical Moment 39 | Scott Myers Independent Chairman of the Board since October 2021 x Considerable experience as a pharmaceutical executive: With over three decades of expertise in the global pharmaceutical and medical technology industries x Successful public company CEO background: Served as CEO of 3 publicly - traded pharmaceutical companies, including Viridian Therapeutics, a biopharmaceutical company that engages in the development of proprietary RNA - targeted therapeutics x Proven track record of public company sales: Such as AMAG Pharmaceuticals, where he led the commercial stage company through its sale to Covis Pharma for $498M Selected Recent Public Company Experience ▪ Chairman of the Board | Zentalis Pharmaceuticals (Nasdaq: ZNTL) ▪ Former Chairman of the Board | Harpoon Therapeutics (Nasdaq: HARP) – Acquired by Merck for $680M ▪ Former CEO and President | Viridian Therapeutics (Nasdaq: VRDN) ▪ Former Independent Director | Selecta Biosciences (Nasdaq: SELB) ▪ Former Chairman of the Board | Sensorion SA (EPA: ALSEN) ▪ Former Independent Director | Trillium Therapeutics (Nasdaq/TSX: TRIL) – Acquired by Pfizer for $2.3B ▪ Former CEO | AMAG Pharmaceuticals (Nasdaq: AMAG) ▪ Former CEO & President | Cascadian Therapeutics (Nasdaq: CASC) – Acquired by Seattle Genetics for $614M ▪ Former Independent Director | Orexo AB (STO: ORX) Development, commercialization, executive and chairman experience are invaluable to Dynavax as we continue to develop and commercialize novel vaccines Brett Erkman Managing Director, Deep Track Capital No relevant biotech experience: Has never served as an executive at a biotech company or as a director of a public company No relevant operating experience: Has never served in an operational or financial role at any company Lacks the skillsets required to be an effective director on our board: Does not possess skills that would be additive to the current Board, including clinical development, commercial experience or vaccine R&D experience Misaligned interests: Position as a Deep Track principal may lead to a conflict of interest between Deep Track’s goals and directors’ duties to create long term value for all stockholders Public Biotech Executive Experience None Public Company Board Experience None vs © Copyright DYNAVAX 2025

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Unique perspective in drug development and commercialization and 20+ years of experience are essential to Dynavax as we continue executing on our long - term strategy Deep Track’s Campaign Would Remove Essential Vaccine Expertise Crucial to our Growth 40 | Brent MacGregor Independent Director since July 2020 x Highly experienced vaccine executive: Head of Novartis Vaccines North America, and then led global operations of influenza vaccines portfolio at the company, until the $275M acquisition of the division by CSL/Seqirus x Extensive vaccine commercialization and development background: as SVP commercial operations at Seqirus, Mr. MacGregor led a global team of 280 people in sales, marketing, commercial development, public policy and business development for a portfolio of seasonal influenza vaccines x International vaccine expertise: Mr. MacGregor spent 17 years at Sanofi Pasteur, with his final role as President, Sanofi Pasteur KK, Tokyo, Japan. In his time there he worked in markets including United States, Canada, France, Australia/New Zealand, and Japan Selected Recent Public Company Experience ▪ CEO | Medical Developments International (ASX: MVP) vs © Copyright DYNAVAX 2025 Donald Santel Former President and CEO of Hyperion Therapeutics, a pharmaceutical company focused on rare disease that was acquired in 2015 No relevant vaccine experience: Prior executive roles focused on pharmaceutical treatments of rare disease as well as medical devices No additive skillsets to our board: No additional or differentiated perspective or skills relative to our current Board No recent public company executive experience: Last public C - suite experience was in 2015 Lackluster track record of value creation: Majority of public Board directorship tenures have resulted in negative relative TSRs ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Michael Mullette Former Interim CEO of Lykos Therapeutics, a privately - held pharmaceutical company developing MDMA for potential medicinal use Limited healthcare C - Suite experience: Served as the COO and Interim CEO of Lykos. The company laid off 75% of its workforce in August 2024 after the U.S. Food and Drug Administration declined approval for its MDMA - based therapy for PTSD No additive skillsets to our board: No additional or differentiated perspective or skills relative to our current Board Public Biotech Executive Experience None Public Company Board Experience None Extensive experience in life - sciences and healthcare finance, capital raising, and M&A are invaluable to Dynavax as we continue to grow HEPLISAV - B and pursue a diversified vaccine portfolio Deep Track’s Campaign Would Remove Senior Public Biotech and Deal Experience the Board Needs 41 | Elaine Sun Independent Director Since December 2021 x Strong healthcare executive experience: Chief Operating Officer and CFO of Mammoth Biosciences, an in vivo gene editing therapeutics company, and previously SVP and CFO of commercial - stage Halozyme x C - suite vaccine experience: Former CFO and Chief Strategy Officer of SutroVax (now Vaxcyte ), a developer of next - generation pneumococcal conjugate vaccines x Vast experience helping public companies maximize shareholder value: as Investment Banking Managing Director and Head of West Coast Healthcare at Evercore Partners and Managing Director at Merrill Lynch x Proven track record of disciplined and balanced capital allocation: Executed $550M share repurchase followed by new $750M share repurchase plan and $805M convertible notes offering and simultaneous repurchase at Halozyme x Significant transaction experience: >$50B in transaction value across a broad range of pharmaceutical, biotechnology and medical device M&A and financing transactions x Substantial board experience: At both public and private biotechnology companies, including Cirius Therapeutics, BK Medical, and Asher Biotherapeutics Selected Recent Public Company Experience ▪ Independent Director | Recursion Pharmaceuticals (Nasdaq: RXRX) ▪ Former SVP & CFO | Halozyme Therapeutics (Nasdaq: HALO) vs © Copyright DYNAVAX 2025

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx 30+ years in finance including strategic planning, and capital raising for biotechnology companies, as well as expertise in navigating complex finance challenges are essential to Dynavax Deep Track’s Campaign Would Remove Deep Industry Financial Expertise Essential for Strategic Oversight 42 | Lauren Silvernail Independent Director Since February 2025 x Extensive senior executive experience over three decades leading commercial, finance and business development functions across the biomedical and pharmaceutical industries x Significant experience in corporate financing and asset sales including as CFO for Revance Therapeutics’ $450M IPO and CFO for ISTA’s $500M sale to Bausch + Lomb x Experienced in acquiring and managing drug pipelines: led transactions to acquire 6 product candidates while CFO of ISTA Pharmaceuticals Selected Recent Public Company Experience ▪ Independent Director | Harrow (Nasdaq: HROW) ▪ Former Independent Director | Harpoon Therapeutics (Nasdaq: HARP) ▪ Former Independent Director | Nicox SA (EPA: ALCOX) ▪ Former CFO | Evolus (Nasdaq: EOLS) ▪ Former CFO | Revance Therapeutics (Nasdaq: RVNC) ▪ Former CFO | ISTA Pharmaceuticals (Nasdaq: ISTA) ▪ Former VP Business Development | Allergen (NYSE: AGN) ▪ Former Group Product Manager | Bio - Rad (NYSE: BIO) vs © Copyright DYNAVAX 2025 Jeffrey Farrow Chief Financial Officer at Tarsus Pharmaceuticals, a biopharmaceutical eye care company Potential conflict of interest: Mr. Farrow serves as a director of Clover Pharmaceuticals, a commercial supply partner for Dynavax’s CpG 1018 adjuvant No additive skillsets to our board: No additional or differentiated perspective or skills relative to our current Board No vaccine research experience: Primarily served in financial roles throughout his career Poor track record of value creation: Mr. Farrow’s only public board experience resulted in negative TSR relative to the Russell 3000 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx We Are Executing a Clear Strategy That is Generating Record Results and Delivering Strong Returns For Stockholders 43 | Source: Factset ; Market data as of Apr - 2025 1 Based on Dynavax stock price between April 17, 2020, and Apr 17, 2025. 2 Reflects CAGR for net Heplisav - B sales from FY 2020 to FY 2024. 3 Not accounting for bottom line profitability first achieved in 2021 from CpG - 1018 adjuvant sales, related to the COVID - 1 pandemic. 4 Based on 3 - month average at time of authorization. © Copyright DYNAVAX 2025 Our Strategy is the Only Path to Deliver Superior Stockholder Value… Drive growth in HEPLISAV - B Advance differentiated vaccine pipeline using core technology Identify strategic opportunities to accelerate growth leveraging our fully integrated business platform Opportunistically return capital to stockholders 1 2 3 4 Delivered +203% total stockholder return 1 Achieved market share leadership in highly competitive U.S hepatitis B adult vaccine market Recognized >$950M in revenue from business development efforts during COVID - 19 x x x x .. And Has Delivered Strong Results $200M share repurchase program (~15% of market cap) 4 x Grown HEPLISAV - B revenue at ~ 65 % CAGR 2 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Dynavax is Delivering Superior Value for Stockholders © Copyright DYNAVAX 2025

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Dynavax is Delivering Superior Value for Stockholders 45 | Following Our Successful Pivot, Dynavax is Delivering for Stockholders • Management and the Board transformed Dynavax from a struggling biotech company into a powerful commercial - stage vaccine company with an industry - leading profitable vaccine, a promising pipeline, and a strong foundation for growth • Dynavax delivered 203% total return to stockholders over the last five years while vaccine peers returned 9% and the S&P Biotechnology Select Industry Index (XBI) declined 17% over the same period (as of 17 - Apr - 2025 definitive proxy filing) • HEPLISAV - B is now the market - leading hepatitis B vaccine with $268M of revenue in 2024 and 44% U.S. market share as of year - end 2024 • Dynavax drove a successful business development strategy during the pandemic establishing a global portfolio of CpG 1018 adjuvant commercial supply agreements supporting the development of COVID - 19 vaccines, which generated >$950M in net product revenue from 2020 to 2022 • The Board and Management apply a disciplined approach to capital allocation pursuing attractive internal and corporate development opportunities including our Phase II Shingles vaccine candidate, which has the potential to disrupt a $4.2B market • As a result of our successful efforts, Dynavax ended 2024 with a cash balance of $714 million, and is one of the few vaccine companies that has returned meaningful capital to stockholders 1 This is the Optimal Board to Drive our Value Creation Potential Deep Track’s Plan Threatens Growth and Puts Future Stockholder Value at Risk • Our transformation succeeded due to the differentiated backgrounds of our directors , including deep vaccine development and commercialization experience, strong backgrounds in business development, finance and capital markets, human capital manageme nt, operations and public Board and executive leadership • The Board has been thoughtfully and meaningfully refreshed since 2020 in order to support our strategic pivot and balance the Board with the right mix of skills and experience needed for our evolving business • We have continued to strengthen accountability and oversight by implementing a declassification of the Board • Deep Track insists that Dynavax immediately return all available cash to stockholders, abandon portfolio diversification, and position itself as a single - asset company. This would jeopardize our long - term growth prospects in exchange for a near - term payoff at con siderably lower value • If Deep Track truly wanted to fix the Company, they are five years too late. Without the economic engine we have built, we would not have the cash balance or market leading asset and pipeline for Deep Track to target. They are trying to make us a victim of o ur own success • Dynavax repeatedly sought a reasonable compromise to avoid the distractions of a contested election, offering four different settlement proposals over a three - month period, all of which were summarily rejected • Deep Track is uncompromising in its demand to add its fund principal to the Board, control the Board by the 2026 annual meeting and engage in an outsized repurchase that endangers long - term growth 2 3 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx 46 | Reject Deep Track’s Attempt to Take Control of Dynavax Vote on the GOLD proxy card for Dynavax’s Board Nominees □ Brent MacGregor □ Scott Myers □ Lauren Silvernail □ Elaine Sun Your Vote is Important! If you have any questions about how to vote your shares, please call the firm that is assisting us with the solicitation of proxies Gold Card Vote FOR the following nominees only: The Board strongly urges you to discard and NOT to vote using any white proxy card or white voting instruction form sent to you by Deep Track. Call: 1 - 800 - 322 - 2885 (toll - free from the U.S. and Canada) or +1 - 212 - 929 - 5500 from other countries. Email: DVAX@mackenziepartners.com © Copyright DYNAVAX 2025 ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Appendix 47 |

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Dynavax’s Innovative Vaccines Protect Patients Across The Globe From Infectious Diseases © Copyright DYNAVAX 2025 With HEPLISAV - B, We Provide … 95% protection against hepatitis B, as shown in pivotal trials across multiple patient types Faster protection and an easier dosing profile compared to competitors With CpG 1018, We Have… Within Our Pipeline, We Strive To … Provide the world with a safer and more effective Shingles vaccine than Shingrix, the current standard Develop the first FDA - approved vaccine for Plague in partnership with the U.S. Department of Defense Provided protection during global COVID - 19 pandemic by partnering in 3+ COVID - 19 vaccines Enhanced efficacy in HEPLISAV - B and powered a pipeline of vaccine candidates Millions of Patients Served 1 commercial vaccine protecting patients worldwide 2+ clinical - stage programs for next - generation vaccines 3 partnerships leveraging CpG 1018 adjuvant technology 48 |

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Source: Internal data and company estimates. Not independently verified. 1 Based on 202 4 U.S. adult hepatitis B vaccines net sales, adjusted for company estimates regarding HEPLISAV - B dosing regimen and pricing. 2 Internal estimate. Segment expansions assumes 50% of ACIP universal growth from Retail, 35% from IDN/Large Clinics and 15% fr o m Small Clinics/Ind. No ACIP universal growth assumed in Dialysis or Other (Dept of Corrections, Occupational Health), adjusted for company estimates regarding HEPLISAV - B dos ing regimen and pricing. 3 The 4 - dose regimen for the dialysis population is not a currently approved regimen; safety and effectiveness have not been est ablished in patients on hemodialysis. 4 Includes IDNs and certain large clinics which are prioritized by our salesforce HEPLISAV - B Market Opportunity Expected to Grow to Over $900 M in U.S. by 2030 © Copyright DYNAVAX 2025 HEPLISAV - B is the market share leader in projected largest growth segments (Retail and Prioritized IDNs) Strategy to Achieve 60% Market Share for HEPLISAV - B by 2030E • Maximize total addressable market focused on top retailers and IDNs based on the ACIP Universal Recommendation • Leverage foundational commercial asset to support company growth and pipeline development  HEPLISAV - B Market Share in Prioritized IDN/Clinics 5 3% (Q 1 202 5 ) HEPLISAV - B Market Share in Retail 5 8% (Q 1 202 5 ) 2030 Projected Market Size: >$900M 2 2024 Market Size: ~$615M 1 Prioritized IDN/Clinics⁴ 35% Retail 26% [CATEGO RY NAME] 22% Other 10% Dialysis³ 6% Prioritized IDN/Clinics⁴ 30% Retail 40% Small Clinics/Ind . 17% Other 8% Dialysis³ 5% 49 |

ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx Deep Track Investor Presentation – page 13 filed May 5, 2025 © Copyright DYNAVAX 2025 Deep Track’s Distortions Don’t Stop There (Cont’d) 50 | Peer set excludes core vaccine peers and includes specialty pharmaceutical, clinical stage and royalty company peers that are not relevant to Dynavax Deep Track s electively ” c herry picks” peers to fit its narrative Deep Track’s selection is disingenuous for a stockholder claiming deep understanding of Dynavax … T hey know better Specialty Pharmaceutical Example companies in Deep Track ’s analysis: Clinical Stage Predominantly Royalty Companies x Vaccine Peers Focus on development and distribution of specialized medicines for rare, chronic and complex diseases Lacks commercial product and relevant launch dynamics No proprietary drugs, manage portfolio of royalty streams S ubject to specific vaccine industry dynamics across both commercial products and vaccine development candidates Example relevant companies excluded from Deep Track ’s analysis: Rare - Disease Underlying dynamics / fundamentals not relevant to vaccine business ibdroot \ projects \ IBD - NY \ dilates2022 \ 698484_1 \ Presentations \ 24. 2025.02.XX Fight Deck \ FINAL - to share with Cooley \ Dynavax Investor Presentation (May - 2025)_Print.pptx ” We will not agree to any settlement which removes what we have now , and what the company is legally obligated to provide for shareholders – a majority of the board being subject to turnover in the course of two consecutive shareholder meetings .” Deep Track Investor Presentation – page 59 filed May 5, 2025 © Copyright DYNAVAX 2025 Deep Track’s Distortions Don’t Stop There (Cont’d) 51 | Claims they never aimed to seek control of the Board despite explicitly stating this in an email to Dynavax Deep Track’s historical r evisions b latantly d isregard the truth The email speaks for itself Deep Track Email to Mr. Myers – January 22 , 2025